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                                                                      EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-40294) of Johnson & Johnson of our report dated June 24, 2005 relating to the financial statements of the Johnson & Johnson Savings Plan, which appears in this Form 11-K.

      /s/ PricewaterhouseCoopers LLP
      ------------------------------
      Florham Park, New Jersey
      June 24, 2005